1 F U E L I N G G R O W T H A N D I N N O V A T I O N I N A G R I - C O M M O D I T I E S S e p t e m b e r 2 0 2 4 sadot SADOT GROUP INC N A S D A Q : S D O T

FORWARD LOOKING STATEMENTS This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals,” "proposes,“ and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2023, and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Sadot Group Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. Legal Disclaimer: Preliminary Unaudited Financials Statement The preliminary, unaudited financial results included in this presentation are based on information available as of June 30, 2024, management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results 2

3 • Rapidly growing $1.9 trillion global Agri commodity marketplace. • Refocus of business on commodity trading and farming and divestment of the restaurant unit. • Drafted a “Dream Team” who bring with them years of trading experience, a network of contacts and industry knowledge, gained from having held senior positions at globally recognized competitors. • Clear growth strategy of diversifying revenue sources with the goal of improving gross margins through establishing and/or acquiring operations in our supply chain vertical. • Current $20m market cap represents a Price /Earnings Ratio of 2X (1), as opposed to sector median of 10.6X(2) INVESTMENT HIGHLITES 3 (1) Earnings based on YE 2023 results presented on a Pro Forma basis of the Agri-business only. (2) Data related to the sector median provided by S&P Global Market Intelligence

THE SADOT STORY sadot SADOT GROUP INC 4 In November 2022, the Company underwent a significant pivot in its operations and business, from a US- Centric restaurant brand operator and franchiser, to a participant in the global Agri-commodity supply-chain. MISSION Sadot Group seeks to build a global, sustainable agri-commodity supply chain enterprise. Our mission is to ensure the delivery of essential food & feed to communities around the world by engaging with farmers, traders, logistics providers and industrial ingredients processors.

CAPITAL MARKETS SUMMARY NASDAQ: SDOT Share Price1 $0.47 Market Cap1 $25.7M TTM Revenue2 $636.4M Shares Outstanding3 56.8M Float 31.8M Warrants ~16m (none in the money) Options 812K (None in the money) Fiscal Year Dec 31 Sector Consumer Defensive Industry Farm Products Headquarters Burleson, TX (DFW Metro) 1. As of August 13, 2024 2. At June 30, 2024 3. As of August 31, 2024 5 SELL-SIDE ANALYST COVERAGE Alliance Global Partners Goldman Small Cap Research* Zack’s Small Cap* * Paid Research

6 HOW WE’VE DONE SO FAR $10.4 $161.7 $726.7 $- $100 $200 $300 $400 $500 $600 $700 $800 2021 2022 2023 $(4.9) $(2.0) $0.1 $(6.0) $(5.0) $(4.0) $(3.0) $(2.0) $(1.0) $- $1.0 Revenue (Unaudited, $ in Millions) Adjusted EBITDA (Unaudited, $ in Millions) Company Wide Select Financials Fiscal Years 2021-2023 Includes Origination & Trading Operations, Farm Operations, And Food Services 6Figures include losses generated from Food Service (restaurants) which are in the process of divesting. +1558% +449.4% +245% +201% 2021 2022 2023

7 HOW WE’VE DONE SO FAR Revenue Net Income Sadot LLC Financials Fiscal Years 2022-2023 (Sadot LLC initiated Q42022) Includes Origination & Trading Operations, and Farm Operations 7Figures include losses generated from Food Service (restaurants) which are in the process of divesting. $150,585,644 $717,506,000 $0 $100,000,000 $200,000,000 $300,000,000 $400,000,000 $500,000,000 $600,000,000 $700,000,000 $800,000,000 2022 2023 $4,451,259 $9,022,000 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 $7,000,000 $8,000,000 $9,000,000 $10,000,000 +202.7% +476.4% 2022 2023

8 SIGNIFICANT GLOBAL OPPORTUNITY $1.9 Trillion*: Monetary value of global agricultural exports in 2022 Value of World Agricultural Products Exports * * Trade of agricultural commodities 2005–2022, Food & Agriculture Organization of the United Nations 8

Feeding the world’s ever-growing population is a significant challenge. The United Nations projects that global population will grow from today’s 8.1 billion to 9.7 billion by 2050, with growth concentrated in developing countries. The growing middle-class populations in developing countries within Africa and Asia result in more calorie per capita consumption in general and specifically a growth in demand for animal proteins. Both of these factors increase the demand for agri-commodities as feed for animals. A growing part of the world’s population are in areas that have highly limited agricultural potential and require systems in place to provide a steady in-flow of food products. Urban expansion, global warming, and corrupted farmland contribute to a steady decrease in fertile agricultural land needed to grow grains and legumes (pulses) that are the building blocks of nutrition. POPULATION GROWTH GROWING DEMAND FOR ANIMAL FEED ARID GEOGRAPHIES DIMINISHING AGRICULTURE LAND 9 THE CASE FOR AGRI- COMMODITIES The demand for food and feed is projected to grow significantly through the end of the century. This demand will place stress on the global food supply chain. Sadot Group sees significant growth potential in providing sustainable solutions to address the world’s food security issues. GROWING GLOBAL MARKET

Sadot Canada Pulses & Grains Trading Desk Global Headquarters Dallas/Ft. Worth, TX Sadot Latam Grains Trading Desk Sadot Mauritius Financial Hub Sadot Zambia Farm Grain Farming Regional Operations Sadot Dubai Grain Trading Desk Financial Hub Sadot Singapore Operational Hub GLOBAL FO O TPRINT Sadot Brazil Grains & Specialty Items Logistics and Infrastructure EXPANDING GLOBAL REACH Sadot Black Sea Grains Trading Desk Offices & Trading Farming Adding trading teams and farm operations to capitalize on the growing global opportunity. 10

11 FARM OPERATIONS • Building out operations to provide leverage to trading operations ORIGINATION & TRADING OPERATIONS • Sourcing, buying and selling a wide variety of Agri-commodities worldwide. LEGACY FOOD SERVICE OPERATIONS – TO BE DIVESTED • Actively engaged in the review of potential sales opportunities for Pokémoto and Muscle Maker Grill. The Company announced the sale of Superfit Foods on August 1, 2024. 11 CORPORATE OVERVIEW Sadot Group Inc. is an emerging global agri-commodities supply chain organization with origination & trading operations located worldwide.

12 Authorization Transportation Payment Once approved, the seller and/or Sadot arranges shipment and authorizes payment. Sadot legally takes physical possession of the shipment from the seller and transfers it to the buyer. Payment is remitted by seller and Sadot benefits on the arbitrage of the transaction. ORIGINATION & TRADING PROCESS Sadot originates and executes global food supply chain transactions from sourcing to delivery, taking advantage of arbitrages between currencies, origins and products. Delivery to Food Industry Customer Agri - Commodities Contact Sourcing & Negotiation Payment Structure Soybean, wheat, corn, grains wheats etc. Customers contact Sadot searching for agri-commodity products Sadot sources the supply and negotiates with supplier the lowest possible purchase price for the needed quantity, quality, and shipment period. The buyer arranges for a Letter of Credit or other financing scheme and provides documentary instructions, which Sadot reviews for compliance.

13 ORIGINATION & TRADING BUSINESS MODEL Sample Transaction – All figures are estimated and may vary considerably in every transaction. Customer Purchase Request: 10K MT of soybeans @ $600/MT $6,000,000 Upfront Equity Payment 10% $600,000 Sadot Sources the Supply & Negotiates with Supplier: $575/MT $5,750,000 Broker Fees: $3/MT $30,000 Logistics, financial & Insurance Costs: Approx. 1.5% of cost $100,000 Gross Profit Upon Doc Delivery: $25/MT $120,000 Equity ROI 20% Average Trade Cycle Depends on POL & POD 30 - 45 days

GROWTH STRATEGY Increase diversification and revenue by expanding the following: 14 INDUSTRY MARGIN INDICATORS Farming & Warehousing Origination & Trading Logistics & Transportation Food Processing Wholesale SUPPLY CHAIN VERTICALS 10- 15% 1- 3% 15- 20% 20- 30% 25- 35% Sustainability Carbon Credits

PERFORMANCE TO DATE SADOT H1 2024 • Over 80 trades • Over 1,750,275 metric tons shipped to/from 27 different countries • $716 million total revenue generated • Generated $9.2 million in net income • ~5,000 acre grain farm in Zambia • Established 4 trading teams across the world HOW WE’VE DONE SO FAR 15No. of trades 2022 2023 2024 No of Trades 20 81 45 0 10 20 30 40 50 60 70 80 90 N O O F TR AD ES P ER Y EA R YEARS No of Trades per Year Up to 2024 H-1 2022 2023 2024 Soybean Meal 7 13 6 Soybeans 0 9 4 Wheat 7 5 10 Yellow Corn 4 25 13 0 5 10 15 20 25 30 CO M M O DI TY W IS E N O O F TR AD ES D U RI N G P ER IO D YEARS AND COMMODITY TRADES Commodity traded \ Year up to 2024 H-1 Soybean Meal Soybeans Wheat Yellow Corn Commodity Breakdown 15

~5,000 ACRES OF FARMLAND Execution of Stage 1 of our Growth Strategy • Acquired almost 5,000 acres in Zambia’s Mkushi Region (Aug. 2023) • Expected to provide a reliable supply of grains and tree crops, which are currently experiencing constant demand and yielding higher margins FARMING & WAREHOUSING - OPERATIONAL UPDATE Q4 2023 • Yielded of 987 metric tons of premium wheat @ $515\Ton = Over $500,000 • Planted 540 hectares (1,334 acres) of maize (corn) with an estimated yield of 5,000 metric tons with average price approx. $250\Ton. • Planted 351 hectares (775 acres) of soybean for an expected harvest of 1,050 metric tons with average price approx. $470\Ton Q1 2024 • Harvesting the summer crops • Signed an agreement with the Republic of Zambia’s Food Reserve Agency (FRA). This corn agreement aims to support the Zambian government’s efforts to safeguard national food security. • Shipped over 1,700 metric tons of corn under this contract to the FRA, • Revenues expected to be realized in Q2 and potentially into Q3 of 2024 • Sadot launched a pilot program aimed at collaborating with local farmers in Zambia whereby Sadot will provide seeds, fertilizers, and more to improve the productivity of regional small farmers. • Began receiving crops in May 2024 under the pilot program from the first of approximately 140 local farmers in the region, assisting in managing the sale of their crops. • Program aligns with the Company's commitment to support and empower the local community while exploring potential business opportunities 16

HOW WE’VE DONE SO FAR Origination & Trading Operations, Farm Operations, & Food Services * * Revenues in Q1 and Q2 2024 have been impacted by China’s decision to pause grain imports. * Source: Press Releases – “Sadot Group Inc. Reports Second Quarter 2024 Results August 13, 2024” and “Sadot Group Inc. Reports First Quarter 2024 Results May 15, 2024” 17 150 155 160 165 170 175 180 Consolidated Revenue 0 0.5 1 1.5 2 2.5 3 Net Profit Q2 2023 Q2 2024 0 0.5 1 1.5 2 2.5 3 3.5 EBITDA 0 2 4 6 8 10 12 14 16 18 Working Capital YoY Com parison All figures in US$ Millions Q2 2023 Q2 2024 Q2 2023 Q2 2024 Q2 2023 Q2 2024 0.2m 160.5m 2.4m 16.1m 175m 8.3m 3.2m 0.7m

EXECUTIVE TEAM



MIKE ROPER
Chief Executive Officer
Sadot Group Inc.

Joining the Company in 2018, Mike has led the organization through significant change, including the 2020 IPO and the 2022 strategic pivot to global agri-commodities. With almost five years of public company experience, Mike has proven to be an effective leader of change management. Prior to joining Sadot Group, Mike served as CEO of Taco Bueno Restaurants LLC from 2015 to 2017, and COO & CDO from 2013 to 2015. Mike led the successful sale of the privately-held chain to TPG Growth. Previously, Mike served as COO & EVP of Quiznos Subs from 2009 to 2012. He had been a franchisee for 9 years prior to joining the parent company.



Benjamin Petel
Chief of Operations of Sadot LLC
Board Director & Secretary of Sadot Group Inc.

Benjamin has served as Managing Member Representative of Sadot LLC since 2022. From 2019 through 2022, he was engaged as a Business Development Specialist and consultant to various agriculture and food companies, covering corporate finance and M&A , commercial development and operational control.



Jennifer Black, CPA
Chief Financial Officer
Sadot Group Inc.

Jennifer joined the Company in 2022 as CFO bringing significant experience in public company management. Prior to joining the Company, she served as CFO for two oilfield service companies, Eagle Pressure Control LLC and Talon Pressure Control (2018 to 2021). She previously served as Controller for AG Resource Management (2015-2018), an agricultural lending company. From 2013 to 2015 she was Controller of Basic Energy Services. Earlier roles include VP of SEC reporting with OMNI American Bank.



Kevin Mohan
Chief Investment Officer, Chairman of the Board
Sadot Group Inc.

Kevin has served as a Director and Executive Chairman since 2018. Concurrently, he has served as the Company's Chief Investment Officer. Prior to joining the Company, he served as Vice President of Capital Markets for American Restaurant Holdings Inc.

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19 Trading Peer Analysis 19 (figures in millions, except per share data) Company Ticker Market Cap CY 2023 CY 2024E CY 2023 CY 2024E CY 2023 CY 2024E CY 2023 CY 2024E CY 2023 CY 2024E Archer-Daniels-Midland Company ADM $29,860 $93,935 $87,698 $4,987 $4,962 $3,466 $2,638 0.3 x 0.3 x 8.6 x 11.3x Bunge Global SA BG $14,216 $59,540 $54,262 $3,723 $2,532 $2,337 $1,354 0.2 x 0.3 x 6.1 x 10.5x The Andersons, Inc. ANDE $1,695 $14,750 $11,513 $378 $325 $133 $107 0.1 x 0.1 x 12.8 x 15.9x Olam Group Limited SGX:VC2 $4,399 $48,391 NA $1,929 NA $351 NA 0.1 x - 12.5 x - Mean $12,543 0.2 x 0.2 x 10.0 x 12.6 x Median $9,308 0.2 x 0.3 x 10.6 x 11.3 x Sadot Group Inc. (1) SDOT $19 $717 $632 $12 NA $9 NA 0.0261 NA 2.1 x NA (1) Sadot Group Sales and Net Income ,figures as presented herein do not include the restaurant business which is in the process of being sold. COMPARABLE COMPANY ANALYSIS Revenue Price/SalesEBITDA Net Income Price/Earnings

20  The Group expects to continue managing markets volatility by diversifying its operations into the supply chain verticals.  The Group seeks to expand its farming operations into new geographies and agricultural products.  The Group is constantly engaged in business development, exploring new potential synergies and acquisitions in the industry.  Sadot continues to execute its strategy of scaling up its global origination and trading operations across the world.  The Sadot Group businesses continue to tap the growing market opportunities for sustainability solutions to transform the food and agri-business sector.  The Group has initiated its involvement with Carbon Credits and is reviewing strategic options for these businesses to unlock and realize value for shareholders. 20 Strategy Moving Forward Over the coming year, Sadot plans to continue enhancing its diversification strategy by acquiring additional capabilities in the global Agri- commodity field.

21 • Rapidly growing $1.9 trillion global Agri commodity marketplace. • Refocus of business on commodity trading and farming and divestment of the restaurant unit. • Drafted a “Dream Team” who bring with them years of trading experience, a network of contacts and industry knowledge, gained from having held senior positions at globally recognized competitors. • Clear growth strategy of diversifying revenue sources with the goal of improving gross margins through establishing and/or acquiring operations in our supply chain vertical. • Current $20m market cap represents a Price /Earnings Ratio of 2X (1), as opposed to sector median of 10.6X(2) INVESTMENT HIGHLITES 21 (1) Earnings based on YE 2023 results presented on a Pro Forma basis of the Agri-business only. (2) Data related to the sector median provided by S&P Global Market Intelligence

22 Divesting the Food Service Business UnitAs published in the Company recent 10K filing: Over the past 6 months, the Company has been implementing its announced strategy to convert all of its corporately owned and operated locations into franchise owned locations. This strategy will position the division, once complete, to potentially divest the restaurants allowing the company to focus on its new international Agri-Foods supply chain business segments. Current Status:  In August 2024 Sadot announced the sale of Superfit Foods Meal Prep Company.  In the process of selling corporate-owned locations to franchisees and employees.  Negotiated the closing of the military base locations (can’t be sold or transferred due to restrictions)  Currently reviewing offers received from interested parties for the acquisition of both brands.

CONTACT SADOT sadot SADOT GROUP INC 23 INVESTOR RELATIONS ir@sadotco.com SADOT GROUP INC. Michael Roper – CEO michael.roper@sadotco.com www.sadotgroupinc.com